SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2003

GEO SPECIALTY CHEMICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	333-70011	34-1708689
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

GEO Specialty Chemicals, Inc.

3201 Enterprise Parkway, Suite 490

Cleveland, Ohio 44122

(Address, including Zip Code, of Principal Executive Offices)

216-464-5564

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.    REGULATION FD DISCLOSURE.

On August 28, 2003, GEO issued a press release announcing that it had entered into a Fourth Amendment to Amended and Restated Credit Agreement with Deutsche Bank Trust Company Americas and US Bank National Association. A copy of the press release was filed as an exhibit to this report when originally filed and is incorporated by reference in this amendment. A copy of the Fourth Amendment to Amended and Restated Credit Agreement is attached hereto as Exhibit 10.1.

The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEO SPECIALTY CHEMICALS, INC.

Date: September 25, 2003	By: /S/ WILLIAM P. ECKMAN

William P. Eckman, Executive Vice
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated August 27, 2003

99.1	Press release, dated August 28, 2003 (incorporated by reference to Exhibit 99.1 filed with the original 8-K on September 2, 2003)